UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2014

GLOBAL MEDICAL REIT INC.

(Exact name of registrant as specified in its charter)

Maryland	333-177592	46-4757266
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1601 Blake Street, Suite 310, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   303-894-7971

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On March 25, 2014, Global Medical REIT Inc. issued a press release announcing its signing of a letter of intent to purchase a medical facility in Omaha, Nebraska.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

99.1	Press Release of Global Medical REIT Inc. dated March 25, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc
Date: March 26, 2014	By: /s/ David Young
David Young, Chief Executive Officer

2